UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : May 27, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2003 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2003-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-05                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2003-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2003, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On May 27, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on May 27, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2003-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JPMorgan Chase Bank,


Date:  May 30, 2003        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders May 27, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  May 27, 2003



                      Centex Home Equity Loan Trust 2003-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 May 27, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1        85,250,000.00    84,268,664.26   2,897,317.28      128,931.06    3,026,248.34    0.00      0.00       81,371,346.98
AF_2        15,500,000.00    15,500,000.00           0.00       27,822.50       27,822.50    0.00      0.00       15,500,000.00
AF_3        47,400,000.00    47,400,000.00           0.00      106,966.00      106,966.00    0.00      0.00       47,400,000.00
AF_4        63,000,000.00    63,000,000.00           0.00      196,875.00      196,875.00    0.00      0.00       63,000,000.00
AF_5         6,110,000.00     6,110,000.00           0.00       21,593.76       21,593.76    0.00      0.00        6,110,000.00
AF_6        24,200,000.00    24,200,000.00           0.00       73,689.00       73,689.00    0.00      0.00       24,200,000.00
AV_1       129,053,000.00   127,302,067.66   1,588,338.51      181,051.83    1,769,390.34    0.00      0.00      125,713,729.15
AV_2       128,987,000.00   127,864,121.52   2,551,150.40      182,987.77    2,734,138.17    0.00      0.00      125,312,971.12
M_1         42,000,000.00    42,000,000.00           0.00       73,546.67       73,546.67    0.00      0.00       42,000,000.00
M_2         31,500,000.00    31,500,000.00           0.00       85,400.00       85,400.00    0.00      0.00       31,500,000.00
M_3         19,500,000.00    19,500,000.00           0.00       68,813.33       68,813.33    0.00      0.00       19,500,000.00
B            7,500,000.00     7,500,000.00           0.00       32,133.33       32,133.33    0.00      0.00        7,500,000.00
R_1                  0.00             0.00           0.00            0.00            0.00    0.00      0.00                0.00
TOTALS     600,000,000.00   596,144,853.44   7,036,806.19    1,179,810.25    8,216,616.44    0.00      0.00      589,108,047.25

AIO_I       82,656,000.00    82,656,000.00           0.00      344,400.00      344,400.00    0.00      0.00       82,656,000.00
AIO_II      53,190,000.00    53,190,000.00           0.00      177,300.00      177,300.00    0.00      0.00       53,190,000.00
AIO_III     53,190,000.00    53,190,000.00           0.00      177,300.00      177,300.00    0.00      0.00       53,190,000.00
X_IO             1,927.13   596,144,853.44           0.00    2,156,149.07    2,156,149.07    0.00      0.00      589,108,047.25
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1     153214GH7      988.48873032    33.98612645     1.51238780      35.49851425          954.50260387      AF_1      1.836000 %
AF_2     153214GJ3    1,000.00000000     0.00000000     1.79500000       1.79500000        1,000.00000000      AF_2      2.154000 %
AF_3     152314GK0    1,000.00000000     0.00000000     2.25666667       2.25666667        1,000.00000000      AF_3      2.708000 %
AF_4     152314GL8    1,000.00000000     0.00000000     3.12500000       3.12500000        1,000.00000000      AF_4      3.750000 %
AF_5     152314GM6    1,000.00000000     0.00000000     3.53416694       3.53416694        1,000.00000000      AF_5      4.241000 %
AF_6     152314GN4    1,000.00000000     0.00000000     3.04500000       3.04500000        1,000.00000000      AF_6      3.654000 %
AV_1     152314GP9      986.43245535    12.30764500     1.40292616      13.71057116          974.12481035      AV_1      1.600000 %
AV_2     152314GQ7      991.29463837    19.77835286     1.41865281      21.19700567          971.51628552      AV_2      1.610000 %
M_1      152314GR5    1,000.00000000     0.00000000     1.75111119       1.75111119        1,000.00000000      M_1       1.970000 %
M_2      152314GS3    1,000.00000000     0.00000000     2.71111111       2.71111111        1,000.00000000      M_2       3.050000 %
M_3      152314GT1    1,000.00000000     0.00000000     3.52888872       3.52888872        1,000.00000000      M_3       3.970000 %
B        152314GU8    1,000.00000000     0.00000000     4.28444400       4.28444400        1,000.00000000      B         4.820000 %
TOTALS                  993.57475573    11.72801032     1.96635042      13.69436073          981.84674542

AIO_I    N/A          1,000.00000000     0.00000000     4.16666667       4.16666667        1,000.00000000      AIO_I     5.000000 %
AIO_II   N/A          1,000.00000000     0.00000000     3.33333333       3.33333333        1,000.00000000      AIO_II    4.000000 %
AIO_III  N/A          1,000.00000000     0.00000000     3.33333333       3.33333333        1,000.00000000      AIO_III   4.000000 %
X_IO     N/A                  ##         0.00000000         ##               ##                    ##          X_IO      0.000000 %

------------------------------------------------------------------------------------------------  --------------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                    ---------------------------------------
                                      -5-

                                       Centex Home Equity Loan Trust 2003-A
                                          STATEMENT TO CERTIFICATEHOLDERS
                                                  May 27, 2003
                                           --------------------------

Sec. 7.09(ii)               Distributions Allocable to Principal
                            Group I
                            Scheduled Monthly Payments                                                  261,839.80
                            Curtailments                                                                 13,527.17
                            Prepayments in Full                                                       2,621,950.31
                            Loans Repurchased by Seller                                                       0.00
                            Substitution Amounts                                                              0.00
                            Net Liquidation Proceeds                                                          0.00

                            Group II
                            Scheduled Monthly Payments                                                  103,022.51
                            Curtailments                                                                 -5,872.51
                            Prepayments in Full                                                       1,491,188.51
                            Loans Repurchased by Seller                                                       0.00
                            Substitution Amounts                                                              0.00
                            Net Liquidation Proceeds                                                          0.00

                            Group III
                            Scheduled Monthly Payments                                                  106,649.98
                            Curtailments                                                                 -5,527.60
                            Prepayments in Full                                                       2,450,028.02
                            Loans Repurchased by Seller                                                       0.00
                            Substitution Amounts                                                              0.00
                            Net Liquidation Proceeds                                                          0.00

                            Subordination Increase Amount                                                     0.00
                            Excess Overcollateralization Amount                                               0.00

Sec. 7.09(iv)               Class Interest Carryover Shortfall
                            Class AF-1                                                                        0.00
                            Class AF-2                                                                        0.00
                            Class AF-3                                                                        0.00
                            Class AF-4                                                                        0.00
                            Class AF-5                                                                        0.00
                            Class AF-6                                                                        0.00
                            Class AV-1                                                                        0.00
                            Class AV-2                                                                        0.00
                            Class M-1                                                                         0.00
                            Class M-2                                                                         0.00
                            Class M-3                                                                         0.00
                            Class B                                                                           0.00

Sec. 7.09(v)                Class Principal Carryover Shortfall
                            Subordinate Certificates
                            Class M-1                                                                         0.00
                            Class M-2                                                                         0.00
                            Class M-3                                                                         0.00
                            Class B                                                                           0.00

Sec. 7.09(vi)               Aggregate Loan Balance of Each Group
                            Group I Beginning Aggregate Loan Balance                                240,478,664.26
                            Group I Ending Aggregate Loan Balance                                   237,581,346.98

                            Group II Beginning Aggregate Loan Balance                               177,564,637.31
                            Group II Ending Aggregate Loan Balance                                  175,976,298.80

                            Group III Beginning Aggregate Loan Balance                              178,101,551.87
                            Group III Ending Aggregate Loan Balance                                 175,550,401.47
Sec. 7.09(vii)              Overcollateralization
                            Total Overcollateralization Amount                                                0.00
                            Total Required Overcollateralization Amount                                       0.00

Sec. 7.09(viii)             Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)               Substitution Amounts
                            Group I                                                                           0.00
                            Group II                                                                          0.00
                            Group III                                                                         0.00

Sec. 7.09(ix)               Loan Purchase Price Amounts
                            Group I                                                                           0.00
                            Group II                                                                          0.00
                            Group III                                                                         0.00

Sec. 7.09(x)                Weighted Average Net Coupon Rate
                            Group I                                                                       8.3279 %
                            Group II                                                                      7.9741 %
                            Group III                                                                     7.9918 %

Sec. 7.09(xi)               Monthly Remittance Amount
                            Group I                                                                   4,566,544.70
                            Group II                                                                  2,768,596.35
                            Group III                                                                 3,737,615.16

Sec. 7.09(xi)               Weighted Average Gross Margin
                            Group II Loans                                                                8.2869 %
                            Group III Loans                                                               8.3584 %
Sec. 7.09(xiv)              Largest Loan Balance
                            Group I                                                                     590,040.21
                            Group II                                                                    353,882.17
                            Group III                                                                   626,984.21

Sec. 7.09(xv)               Basic Principal Amount
                            Group I                                                                   2,897,317.28
                            Group II                                                                  1,588,338.51
                            Group III                                                                 2,551,150.40

Sec. 7.09(xvi)              Net Wac Cap Carryover Paid
                            Group I                                                                           0.00
                            Group II                                                                          0.00
                            Group III                                                                         0.00
                            Subordinate                                                                       0.00

Sec. 7.09(xvi)              Remaining Net Wac Cap Carryover
                            Group I                                                                           0.00
                            Group II                                                                          0.00
                            Group III                                                                         0.00
                            Subordinate                                                                       0.00

Sec. 7.09(xviii)            Net Wac Cap
                            Group I Net WAC Cap                                                             6.61 %
                            Group II Net WAC Cap                                                            6.35 %
                            Group III Net WAC Cap                                                           6.37 %
                            Subordinate Net WAC Cap                                                         6.36 %

Sec. 7.09(xix)              Applied Realized Loss Amounts
                            Subordinate Certificates
                            Class M-1                                                                0.00
                            Class M-2                                                                0.00
                            Class M-3                                                                0.00
                            Class B                                                                  0.00

Sec. 7.09(xx)               Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)             Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                                                   Group 1
                                                                                             Principal
                                                   Period                Number                Balance              Percentage
                                                  30-59 days                     28             1,287,039.39                  0.54 %
                                                  60-89 days                     12               984,034.79                  0.41 %
                                                  90+days                         0                     0.00                  0.00 %
                                                  Total                      40                 2,271,074.18                  0.95 %
                                                   Group 2
                                                                                             Principal
                                                   Period                Number                Balance              Percentage
                                                  30-59 days                     18             1,474,869.53                  0.84 %
                                                  60-89 days                      7               694,745.40                  0.39 %
                                                  90+days                         0                     0.00                  0.00 %
                                                  Total                      25                 2,169,614.93                  1.23 %
                                                   Group 3
                                                                                             Principal
                                                   Period                Number                Balance              Percentage
                                                  30-59 days                     25             1,840,465.51                  1.05 %
                                                  60-89 days                      4               456,384.26                  0.26 %
                                                  90+days                         1               300,000.00                  0.17 %
                                                   Total                         30             2,596,849.77                  1.48 %
                                                   Group Totals
                                                                                             Principal
                                                   Period                Number                Balance              Percentage
                                                  30-59 days                     71             4,602,374.43                  0.78 %
                                                  60-89 days                     23             2,135,164.45                  0.36 %
                                                  90+days                         1               300,000.00                  0.05 %
                                                   Total                         95             7,037,538.88                  1.19 %

Sec. 7.09(b)(ii)            Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                   Group 1
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             1               66,003.29                  0.03 %
                                                   Group 2
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00                  0.00 %
                                                   Group 3
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00                  0.00 %
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             1               66,003.29                  0.01 %

Sec. 7.09(b)(iii)           Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy


                                                   Group 1
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             8              391,989.86                  0.16 %
                                                   Group 2
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             8            1,196,730.40                  0.68 %
                                                   Group 3
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             9            1,204,100.96                  0.69 %
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance                Percentage
                                                            25            2,792,821.22                  0.47 %

Sec. 7.09(b)(iii)           Balloon Loans
                            Number of Balloon Loans                                                                      115.00
                            Balance of Balloon Loans                                                               8,032,756.68

Sec. 7.09(b)(iv)            Number and Aggregate Principal Amounts of REO Loans
                                                   Group 1
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00                  0.00 %
                                                   Group 2
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00                  0.00 %
                                                   Group 3
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00                  0.00 %
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00                  0.00 %

Sec. 7.09(b)(v)             Book Value of REO Loans
                            Group I                                                                                        0.00
                            Group II                                                                                       0.00
                            Group III                                                                                      0.00

Sec. 7.09(b)(vi)            Realized Losses
                            Group I:
                            Monthly Realized Losses                                                                        0.00
                            Cumulative Realized Losses                                                                     0.00
                            Group II:
                            Monthly Realized Losses                                                                        0.00
                            Cumulative Realized Losses                                                                     0.00
                            Group III:
                            Monthly Realized Losses                                                                        0.00
                            Cumulative Realized Losses                                                                     0.00

Sec. 7.09(b)(vii)           Net Liquidation Proceeds
                            Group I                                                                                        0.00
                            Group II                                                                                       0.00
                            Group III                                                                                      0.00

Sec. 7.09(b)(viii)          60+ Delinquency Percentage (Rolling Three Month)                                           0.2306 %

Sec. 7.09(b)(ix)            Cumulative Loss Percentage                                                                   0.00 %
                            Cumulative Realized Losses Since Cut-Off Date                                                  0.00
                            Aggregate Loan Balance as of the Cut-Off Date                                        600,001,927.13

Sec. 7.09(b)(x)             Has a Trigger Event Occurred?                                                                    NO

                            1-Month LIBOR for Current Distribution Date                                               1.32000 %


                            Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
